EXHIBIT 10.116

FIRST AMENDMENT
TO REVOLVING CREDIT AGREEMENT

This First Amendment to the Revolving Credit Agreement (this “Amendment”) is dated as of April 9, 2013 and is entered into by and among ITC Great Plains, LLC, a Michigan limited liability company (the “Borrower”), certain Lenders listed on the signature pages hereto, Credit Suisse AG, Cayman Islands Branch, as Administrative Agent (the “Administrative Agent”), and is made with reference to that certain Revolving Credit Agreement dated as of February 16, 2011 (as amended through the date hereof, the “Credit Agreement”) by and among the Borrower, the Lenders from time to time party thereto, and the Administrative Agent.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, the Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and

WHEREAS, subject to certain conditions, the Required Lenders are willing to agree to such amendments relating to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION I.                           AMENDMENTS TO CREDIT AGREEMENT

1.1                               Amendments to Section 1:  Definitions.

A.            Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“First Amendment” shall mean that certain First Amendment to the Revolving Credit Agreement, dated as of April 9, 2013, by and among the Borrower, certain Lenders party thereto and the Administrative Agent.

“Mortgage Bond Indenture” shall mean any indenture or similar document to be entered into by the Borrower (including, without limitation, any notes issued thereunder) providing for the issuance by the Borrower from time to time of bonds, notes or other evidences of indebtedness to be issued in one or more series to be secured by a mortgage on substantially all interests in real property, fixtures and structures and certain other property assets of the Borrower, in each case, on terms and conditions reasonably satisfactory to the Administrative Agent (not to be unreasonably withheld, conditioned or delayed), as such indenture or similar document may be amended, supplemented or otherwise modified from time to time.

“Net Tangible Assets” shall mean, at any date, the gross book value as shown by the Borrower’s books of all its real and personal property (including any regulatory or intangible assets includible in the Borrower’s transmission rates), exclusive of licenses, patents, patent applications, copyrights, trademarks, trade names, goodwill, experimental or organizational expense and other like intangibles, treasury stock and unamortized debt discount and expense, less the sum of: (i) all reserves for depreciation, obsolescence, depletion and amortization of its properties as shown by the Borrower’s books and all other proper reserves which in accordance with GAAP should be provided in connection with the Borrower’s business; and (ii) all Indebtedness and other liabilities of the Borrower other than (a) secured Indebtedness under the Indenture, (b) reserves which have been deducted pursuant to clause (i) above and (c) capital stock and surplus.”

B.            The definition of “Agreement” is hereby amended and restated in its entirety as follows::

“Agreement” shall mean this Revolving Credit Agreement, together with, and as amended by, the First Amendment, in each case, as further amended, modified, supplemented, restated or replaced from time to time.

1.2                               Amendments to Section 9.1:  Limitation on Liens.

Section 9.1 is hereby amended by (i) deleting the word “and” at the end of clause (f) thereof, (ii) re-lettering clause (g) as clause (h), and (iii) inserting the following new clause (g) in the proper alphabetical sequence:

(g) Liens on assets of the Borrower to secure Indebtedness of the Borrower under any Mortgage Bond Indenture; provided that, at the time of the incurrence of such Indebtedness and after giving effect thereto, the Net Tangible Assets shall be at least 150% of the aggregate principal amount of all Indebtedness outstanding under such Mortgage Bond Indenture that is so secured.

SECTION II.                      CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective only upon the satisfaction or waiver of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Amendment Effective Date”):

A.            Execution.  The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by the Borrower and the Required Lenders.

B.            Fees.  The Administrative Agent shall have received all fees, premium (if any) and other amounts accrued (whether or not otherwise due and payable on or prior to the Amendment Effective Date) including, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrower under the Credit Agreement, and including, without limitation, any amounts previously agreed in writing by the Administrative Agent (or any of its affiliates) and the Borrower.

C.            Representations and Warranties.  The representations and warranties set forth in Section III of this Amendment shall be true and correct in all material respects on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects on and as of such earlier date, and except that such materiality qualifier shall not be applicable to any representation and warranty that is already qualified by materiality.

SECTION III.                 REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower hereby represents and warrants to each Lender, as of the Amendment Effective Date that, before and after giving effect to the Amendment, the following statements are true and correct:

A.            Capacity, Power and Authority.  The Borrower has the capacity, power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the Credit Agreement, as amended by this Amendment (the “Amended Agreement”). The Borrower has taken all necessary action, partnership, corporate or otherwise, to authorize the execution, delivery and performance of this Amendment and the Amended Agreement.

B.            No Violation.  Neither the execution, delivery nor performance by the Borrower of this Amendment nor compliance with the terms and provisions thereof will (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or Governmental Authority, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower or any of its Subsidiaries pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or (c) violate any provision of the Borrower’s Organic Documents.

C.            Enforceability.  The Borrower has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.

D.            Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, or notice to, any Governmental Authority (other than those that have been, or on the Amendment Effective Date will be, obtained and in full force and effect) is required to authorize or is required in connection with (a) the execution, delivery and performance of this Amendment or (b) the legality, validity, binding effect or enforceability of this Amendment.

E.            Incorporation of Representations and Warranties from Credit Agreement.  The representations and warranties contained in Article 7 of the Amended Agreement are and will be true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are and will be true and correct in all material respects on and as of such earlier date.

F.            Absence of Default.  No Default or Event of Default has occurred and is continuing or will result from this Amendment.

SECTION IV.                  MISCELLANEOUS

A.            Reference to and Effect on the Credit Agreement.

(i)            On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii)           Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(iii)          This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement and shall be administered and construed pursuant to the terms thereof.

(iv)          The execution, delivery and performance of this Agreement shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under the Credit Agreement.

B.            Limitation of Amendment and Waiver.  Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement shall remain in full force and effect and in all other respects are hereby ratified and confirmed.  Nothing herein shall be deemed to entitle the Borrower to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.

C.            Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D.            Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES APPLICABLE THEREIN (EXCLUDING ANY CONFLICT OF LAWS RULE OR PRINCIPLE WHICH MIGHT REFER SUCH CONSTRUCTION TO THE LAWS OF ANOTHER JURISDICTION).

E.            Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

F.            Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of an executed signature page of this Amendment by facsimile, email or other electronic transmission shall be effective as delivery of a manually executed counterpart to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ITC GREAT PLAINS, LLC, as Borrower

By: ITC Grid Development, LLC, its sole member

By: ITC Holdings Corp., its sole member

By:	/s/ Rejji P. Hayes
Name:	Rejji P. Hayes
Title:	Vice President, Finance & Treasurer

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Kevin Buddhdew
Name:	Kevin Buddhdew
Title:	Vice President

By:	Patrick L. Freytag
Name:	Patrick L. Freytag
Title:	Associate

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Kevin Buddhdew
Name:	Kevin Buddhdew
Title:	Vice President

By:	Patrick L. Freytag
Name:	Patrick L. Freytag
Title:	Associate

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ Ming K Chu
Name:	Ming K Chu
Title:	Vice President

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Lauren Havens
Name:	Lauren Havens
Title:	Authorized Signatory

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Nancy R. Barwig
Name:	Nancy R. Barwig
Title:	Credit Executive

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ John Durland
Name:	John Durland
Title:	Authorized Signatory